EXHIBIT 10.3

                             DATED 29TH AUGUST 2001

                               TNCI UK LIMITED (1)

                                    - AND -

                            STEPHEN JOSEPH OLLIER (2)

                                SERVICE AGREEMENT

                                 EDWARDS GELDARD
                                   SOLICITORS
                                 44 THE ROPEWALK
                                   NOTTINGHAM
                                     NG1 5EL

                               TEL: (0115) 8404499

                               FAX: (0115) 8404500

DATE: 16TH AUGUST 2001

         PARTIES:

(1)   "The Company" TNCI UK Limited of The Mill, Lodge Lane, Derby DE1 3HB

(2) "The Executive" Stephen Joseph Ollier of Westfield House, 4 West Bank Avenue, Derby DE22 1AP.


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1.    EMPLOYMENT AND DURATION

      1.1   The Company employs the Executive as Managing Director.

      1.2 The employment of the Executive will commence on 20 September 1999 and will continue (subject to earlier termination in accordance with this Agreement) until terminated by either party giving to the other not less than 6 months' prior notice in writing.

2.    HOURS OF WORK

      2.1 The Executive's normal hours of work are 8.30 am to 5.00 pm Monday to Thursday with a 45 minute break for lunch and 8.30 am to 2.00 pm Friday with a 30 minute break for lunch.

      2.2 The Executive will also work such additional hours as may be reasonably necessary for the proper performance of his duties.

3.    PLACE OF WORK AND RESIDENCE

      3.1 The Executive will perform his duties at the Company's office in Derby and/or such other place as the Company reasonably requires whether inside or outside the United Kingdom but the Company will not without his prior consent require him to go to or reside anywhere outside the United Kingdom except for visits in the ordinary course of his duties.

4.    PAY

      4.1 During his employment the Company will pay to the Executive a basic salary at the rate of(pound)130,000 per year.

      4.2 The Executive's basic salary will be reviewed by the Company in April each year and may be increased by the Company with effect from that date by such amount if any as it thinks fit.

5.    PENSION AND INSURANCE BENEFITS

      5.1 The Company has no Pension Scheme applicable to the Executive's employment but the Company will make contributions on a monthly basis to a Pension Scheme nominated by the Executive at a rate of 5% of the Executive's monthly basic salary.

      5.2 The Company will bear the costs of the Executive being a member of a reputable permanent health insurance scheme for himself, his spouse and dependant children and a reputable private medical expenses insurance scheme subject always to the rules of such scheme.

      5.3 The Company will bear the costs of comprehensive business travel insurance for the Executive in respect of travel undertaken by the Executive in the performance of his duties under this Agreement.

6.    OTHER BENEFITS

      6.1 The Executive will be entitled to subscribe for up to 4.6% of the equity share capital in the Company at par pursuant to the terms of the Subscription Agreement to be dated on or about the date of this Agreement.

      6.2 The Executive will be entitled to participate in the TNCI UK Limited Executive Bonus Scheme as adopted on or about the date of this Agreement and will be entitled to 12 points from the Bonus Fund generated by such scheme.


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      6.3   The  Executive  will be  entitled to  participate  in the GTLL Stock
            Option Scheme and will be granted options in respect of 200,000 shares of common stock pursuant to such scheme.

7.    CAR

      7.1 The Company will provide the Executive with a car of a make, model and specification selected by the Executive (equivalent to a BMW
            535i) for business and private use by him and his family.

      7.2   The Company will bear all expenses of the car.

      7.3   The Executive will:-

            7.3.1 comply  with all the  Company's  regulations  with  respect to company cars;

            7.3.2 notify the Company of any accidents involving his company car;

            7.3.3 on the  termination of his  employment  return his company car and keys to the Company;

            7.3.4 keep the vehicle in good running order and in a clean and tidy condition;

            7.3.5 keep such  records  relating  to its use as are  necessary  to satisfy any Inland Revenue regulations.

8.    EXPENSES

      8.1 The Company will reimburse to the Executive all travelling, hotel, entertainment and other expenses reasonably incurred by him in the proper performance of his duties subject to the production to the Company of such vouchers or other evidence of actual payment of the expenses as the Company may reasonably require. The Executive will be entitled to travel in Business or equivalent class.

      8.2 The Company will pay the cost of the telephone rental in respect of the Executive's home telephone and the cost of a mobile phone together with the cost of all calls made in performing his duties under this Agreement.

9.    HOLIDAYS

      9.1 In addition to English statutory holidays the Executive is entitled to 25 working days' paid holiday in each year which runs from the 1st January to 31st December.

      9.2 For the holiday year during which his employment commences or terminates, the Executive is entitled to 2 working days' holiday for each complete calendar month of his employment during that holiday year.

      9.3 On the termination of his employment the Executive will be entitled to pay in lieu of outstanding holiday entitlement or will be required to repay to the Company any salary received for holiday taken in excess of his actual entitlement.

      9.4 For the purpose of calculating any holiday pay one day's pay will be the Executive's basic annual salary divided by 260.


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10.   CONFLICT OF INTEREST

      10.1 During this Agreement the Executive will not (except with the prior written consent of the Company) be directly or indirectly engaged concerned or interested in any other business which is wholly or partly in competition with the business carried on by the Company provided that the Executive may hold any units of any authorised unit trust and up to three per cent of the issued shares, debentures or other securities of any class of any company whose shares are listed on a Recognised Investment Exchange.

      10.2 The Executive will not directly or indirectly receive or obtain any gift discount rebate commission or other inducement (whether in cash or kind) in respect of any sale or purchase of any goods or services effected or other business transacted (whether or not by him) by or on behalf of the company. The Executive will immediately account to the Company for any amount or inducement actually received by him.

11.   SHARE DEALINGS

      11.1 The Executive will comply with every rule of law, and of the Company in relation to dealings in shares, debentures or other securities and unpublished price sensitive information affecting the shares, debentures or other securities of the Company. In relation to overseas dealings the Executive will also comply with all laws of the state and all regulations of the stock exchange, market or dealing system in which such dealings take place.

12.   CONFIDENTIALITY

      12.1 The Executive will not either during his employment or at any time after its termination:-

           12.1.1 disclose any Confidential Business Information to any person or persons (except in the proper performance of his duties or as required by law);

           12.1.2 use  any  Confidential   Business   Information  for  his  own
                  purposes or for any purposes other than those of the Company;

           12.1.3 through any failure to exercise all due care and diligence cause any unauthorised disclosure of Confidential Business Information.

13.   INCAPACITY

      13.1 If the Executive is absent because of illness injury or other incapacity he will notify the Company forthwith.

      13.2 Immediately following his return to work the Executive will complete a Self-Certification form detailing the reason for his absence.

      13.3 If the Executive is so absent for seven or more consecutive days he will provide a medical practitioner's statement on the eighth day and weekly thereafter so that the whole period of absence is certified by such statements.

      13.4 If the Executive is absent from his duties hereunder due to illness, injury or other incapacity duly certified in accordance with the provisions of sub-clause 13.1 hereof he will be paid:

            13.4.1 his full remuneration  hereunder  for up to 130 working days'
                   absence in any period of 12 months;

            13.4.2 one half his remuneration  hereunder  for up to a further  65 working days' absence in any period of 12 months;


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            13.4.3 thereafter such remuneration if any as the company may in its discretion from time to time determine.

      Provided such remuneration will not be less than the proceeds received by the Company in respect of the Executive under the Company's permanent health insurance scheme (after paying pension contributions) such remuneration shall be inclusive of any Statutory Sick Pay or other benefits recoverable by the Executive (whether or not recovered).

      13.5 For Statutory Sick Pay purposes the Executive's qualifying days will be his normal working days.

      13.6 If the Executive shall receive any payment(s) from a third party (including his own Insurance company) in respect of damages for absence from employment due to incapacity, then any sum(s) paid by the Company to him in respect of the same period of absence shall be recoverable by the Company out of such damages as money due to the Company.

14.   OTHER EMPLOYMENT

      14.1 The Executive will devote the whole of his time, attention and abilities during his hours of work for the Company to his duties for the Company. The Executive will not, whether directly or indirectly, undertake any other duties, of whatever kind, during his hours of work for the Company.

      14.2 The Executive will not without the prior written consent of the Company (which will not be unreasonably withheld) engage, whether directly or indirectly, in any business or employment which is similar to or in any way connected to or competitive with the business of the Company in which the Executive works or which could or might reasonably be considered by others to impair the ability of the Executive to act at all times in the best interests of the Company.

15.   TERMINATION OF AGREEMENT

      15.1  IMMEDIATE DISMISSAL

      The Company may terminate  this  Agreement  with  immediate  effect if the
Executive:

             15.1.1 commits any act of gross misconduct  or repeats or continues
                    (after written warning) any other serious breach of his obligations under this Agreement or

             15.1.2 is  convicted  of  any  criminal  offence punishable  with 6 months or more imprisonment (excluding an offence under road traffic legislation in the United Kingdom or elsewhere for which he is not sentenced to any term of imprisonment whether immediate or suspended); or

             15.1.3 becomes  bankrupt  or  makes  any arrangement or composition with his creditors generally.

      15.2  TERMINATION PAYMENT

      On the termination of this Agreement, other than by way of immediate dismissal under clause 15.1 above, the Company will make a payment to the Executive of a sum equivalent to the Executive's then basic annual salary in addition to any other rights, statutory or otherwise, which the Executive may have as a result of the termination of this Agreement.

16.   RETIREMENT

      16.1 Upon the Executive reaching the Company's normal retirement age of 65 his employment, if not previously determined under the provisions of clauses 13, 14, 15 or otherwise, shall automatically terminate and without compensation, notices, or damages being given to the Executive and without any payment which would otherwise have been due to the Executive under clause 15.2 above.

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17.   NON SOLICITATION

      17.1 After the termination of the Executive's employment for any reason the Executive will not for a period of three months from such termination either directly or indirectly on his own account or on behalf of any other person, firm or company solicit custom from any person, firm or corporation who or which was a customer of the Company and with whom the Executive had dealings on behalf of the Company during the final six months of the Executive's employment by the Company.

      17.2 The Executive will not for a period of three months immediately following the termination of his employment either directly or indirectly on his own account or on behalf of any other person, firm or Company solicit any person who is a senior employee of the Company on the date of the termination of the Executive's employment to leave their employment with the Company.

18.   GENERAL

      18.1  STATUTORY PARTICULARS

            The further particulars of terms of employment not contained in the body of this Agreement which must be given to the Executive in compliance with Part 1 of the Employment Rights Act 1996 are given in Schedule 1.

      18.2  PRIOR AGREEMENTS

            This Agreement takes effect in substitution for all previous agreements and arrangements whether written or oral or implied between the Company and any Associated Company and the Executive relating to the service of the Executive all which agreements and arrangements shall be deemed to have been terminated by mutual consent as from the date of commencement of the Executive's employment under this Agreement.

      18.3  PROPER LAW

            The validity construction and performance of this Agreement will be governed by English Law.

      18.4  ACCEPTANCE OF JURISDICTION

            All disputes, claims or proceedings between the parties relating to the validity, construction of performance of this Agreement will be subject to the non-exclusive jurisdiction of the High Court of Justice in England and Wales ("the High Court") to which the parties irrevocably submit. Each party irrevocably consents to the award or grant of any relief in any such proceedings before the High Court.

19.   ACCRUED RIGHTS

      The expiration or termination of this Agreement however arising will not operate to affect such of the provisions of this Agreement as are expressed to operate or have effect after then and will be without prejudice to any accrued rights or remedies of the parties.

20.   INTERPRETATION AND DEFINITIONS


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      20.1  In this Agreement:

            20.1.1 the headings to the clauses and the index are for convenience only and have no legal effect;

            20.1.2 the singular includes the plural and vice versa;

            20.1.3 the masculine includes the feminine and vice versa;

            20.1.4 reference  to any  Act or  statutory  provision includes  any enactment modifying or replacing it.

      20.2 "Confidential Business Information" means all and any Corporate Information, Marketing Information, Technical Information and other information (whether or not recorded in documentary form or on computer disk or tape) to which the Company attaches level of confidentiality commensurate to those forms of information or in respect of which it owes an obligation of confidentiality to any Third Party:

            20.2.1 which  the Executive  will  acquire  at any time  during  his employment by the Company but which does not form part of the Executive's own stock in trade; and

            20.2.2 which is not readily ascertainable  to persons not  connected
                   with the  Company  either  at  all  or  without   significant
                   expenditure of labour, skill or money.

      20.3 "Marketing Information" means all and any information (whether or not recorded in documentary form or on computer disk or tape) relating to the marketing or sales or any past, present or future product or service of the Company including that limitation sales, targets and statistics, market share and pricing statistics, marketing surveys and plans, market research report, sales technics, price lists, discount structures, advertising and promotional material, the names, addresses, telephone numbers, contact names and identities of customers and prospective customers of and suppliers and potential supplies to the Company, the nature of their business operations, their requirements for any product or service sold to or purchases by the Company and all confidential aspects of their business relationship with the Company.

      20.4 "Technical Information" means all and any trade secrets, secret formulae, processes, inventions, designs, know how discoveries, technical specifications and other technical information (whether or not recorded in documentary form or on computer disk or tape) relating tot he creation, production or supply of any past, present or future product or service of the Company.

      20.5 "Associated Company" means a company which is from time to time a subsidiary or a holding company (as those expressions are defined by Section 736 of the Companies Act 1985 as amended prior to the date hereof) of the Company or a subsidiary (other than the Company) of a holding company of the Company.

21.   NOTICES

      Any notice to be given by a party under this Agreement must be in writing and must be given by delivery at or sending by first class post or facsimile transmission or other means of telecommunication in permanent written form to the last known postal address or relevant telecommunications number of the other party. Where notice is given by sending in a prescribed manner it will be deemed to have been received when in the ordinary course of the means of transmission it would be received by the addressee. To prove the giving of a notice it will be sufficient to show it was despatched. A notice will have effect from the sooner of its actual or deemed receipt by the addressee.


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SCHEDULE 1

      Part 1 Employment Rights Act 1996

The following information is given to supplement the information given in the body of the Agreement in order to comply with the requirements of part 1 of the Act.

1.    The Executive's employment by the Company commenced on 20 September 1999.

2. No employment of the Executive with a previous employment counts as part of the Executive's continuous employment with the Company.

3. No Contracting Out Certificate pursuant to the provisions of the Pensions Schemes Act 1993 is held by the Company in respect of the Executive's employment.

4.    The  Executive  is  subject  to  the  Company's   Disciplinary  Rules  and
      Disciplinary Procedures copies of which have been given to the Executive.

5. If the Executive has any grievance relating to his employment (other than one relating to a disciplinary decision) he should refer such grievance to the Chairman of the Company.

    SIGNED BY
    ---------
                                                  the said Stephen Joseph Ollier
In the presence of:-

WITNESS:                                                              Signature:

                                                          Name (block capitals):

                                                                        Address:

                                                                     Occupation:
SIGNED by
TNCI UK LIMITED
acting by a director and its
secretary or by two directors
Director

Director/Secretary


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